Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of ____________, 2016, by and between Jerrick Media Holdings, Inc., a Nevada corporation (the “Company”), and the subscriber identified on the signature page hereto (the “Subscriber”).

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2)and/or Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Company is offering (the “Offering”), on a “best efforts” basis, through Network 1 Financial Securities, Inc., as placement agent (the “Placement Agent”), a minimum of one hundred thousand dollars ($100,000) (the “Minimum Amount”) and a maximum of four hundred thousand dollars ($400,000) (the “Maximum Amount”) of units (the “Units”) consisting of the Company’s 10% Unsecured Convertible Notes (“Convertible Notes”) convertible into shares (the “Conversion Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in the form annexed as Exhibit A and five-year common stock purchase warrants (the “Warrants”) in the form annexed as Exhibit B, to purchase shares of Common Stock (the “Warrant Shares”). The Convertible Notes, the Conversion Shares the Warrants and the Warrant Shares are sometimes collectively referred to herein as the “Securities”; and

WHEREAS, the Company and the Placement Agent may mutually agree to increase the size of the Offering by $100,000 in order to cover over-allotments of the Units; and

WHEREAS, the minimum subscription amount is $100,000; however, the Company may, in its sole discretion, accept subscriptions from Subscribers for lesser amounts; and

WHEREAS, the Offering commenced on November 1, 2016 and will continue until November 30, 2016, subject to prior sale of all of the Units or withdrawal of the Offering; however the Company and the Placement Agent may, with or without notice to the Subscribers, extend the offering period by an additional period not to exceed thirty (30) days (the “Offering Period”); and

WHEREAS, the subscription proceeds of the sale of the Convertible Notes and the Warrants contemplated hereby (“Purchase Price”) shall be held in escrow by Cross River Bank (the “Escrow Agent”) pursuant to the terms of an Escrow Agreement (the “Escrow Agreement”); and

WHEREAS, Subscribers are not parties to the Escrow Agreement, and the escrow agent is appointed for administrative convenience only and not to protect the interests of Subscribers; and

WHEREAS, the Escrow Agreement provides that a condition of the release of Subscribers’ funds from escrow is that the Minimum Amount has been subscribed for; and

WHEREAS, the Units will only be sold to “accredited investors” as such term is defined in Rule 501 of Regulation D of the 1933 Act; and

WHEREAS, an initial closing of the Offering will take place upon receipt and acceptance by the Company of subscriptions for at least the Minimum Amount; and thereafter, additional closings of the Offering will take place during the Offering Period at the direction of the Company and the Placement Agent; and

WHEREAS, counterpart signature pages to this Agreement will evidence the several purchases and sales to Subscribers in the Offering; and

WHEREAS, each of the Subscribers desires to purchase and the Company desires to sell to each such Subscriber, that number of Units set forth on the applicable signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1.     Closings; Purchase and Sale of Shares and Warrants.

(a)       Closings. Subject to the satisfaction or waiver of the terms and conditions of this Agreement and the Investment Term Sheet accompanying this Agreement, an initial closing of the Offering will take place upon receipt and acceptance by the Company of subscriptions for at least the Minimum Amount; and thereafter, additional closings of the Offering will take place during the Offering Period at the direction of the Company and the Placement Agent. Each date on which the Escrow Agent disburses funds received from one or more Subscribers to the Units in accordance with the provisions of the Escrow Agreement shall be a “Closing Date” with respect to such released funds and the corresponding purchase and sale of Units. Such purchases, sales and disbursements are individually referred to herein as a “Closing” and collectively as the “Closings;” the Closing at which at least the Minimum Amount is disbursed from escrow shall be referred to herein as the “Initial Closing;” and the date on which any Closing takes place shall be referred to herein as a “Closing Date.” At a Closing, each Subscriber whose subscription funds are to be disbursed from escrow shall purchase, and the Company shall sell to each such Subscriber, the Units subscribed to hereunder and accepted by the Company.

(b)       Time Effective Clauses. All time effective clauses not specifically related to an actual Closing Date shall be deemed to have commenced as of the Initial Closing Date.

2.     Convertible Note and Warrant.

(a)       Convertible Notes. On the Closing Date, each Subscriber shall purchase and the Company shall sell to each such Subscriber, Units including a Convertible Note in the amount designated on such Subscriber’s signature page hereto for such Subscriber’s Purchase Price indicated thereon.

(b)       Warrants. On the Closing Date, the Company shall issue and deliver to each Subscriber, one (1) Warrant to purchase up to the number of Warrant Shares that is equal to 100% of the dollar amount designated on such Subscriber’s signature page (by way of example a $100,000 subscription will result in the issuance of a Warrant to purchase 100,000 Warrant Shares of Common Stock. The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $0.30, subject to adjustment as described in the Warrants. The Warrants shall be exercisable in whole or in part and from time to time during the five (5) year period after the Closing Date. The Warrants may be exercised on a “cashless” basis to the extent set forth in the Warrant.

3.     Payment and Allocation of Purchase Price. In consideration of the issuance of the Convertible Notes and Warrants on the Closing Date, each Subscriber shall pay such Subscriber’s Purchase Price, as set forth on the corresponding signature pages hereto. The Purchase Price shall be payable to “Cross River Bank, as Escrow Agent.” The number of Warrant Shares eligible for purchase by each such Subscriber is set forth on the corresponding signature pages hereto. The Purchase Price will be allocated among the components of the Convertible Notes and Warrants so that each component of same will be fully paid and non-assessable.

4.     Subscriber Representations and Warranties. Each of the Subscribers, severally but not jointly, hereby represents and warrants to, and agrees with the Company that, with respect only to such Subscriber:

(a)       Organization and Standing of Subscriber. If Subscriber is an entity, Subscriber is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. If the Subscriber is a natural person, Subscriber has the legal capacity and power to enter into this Agreement.

(b)       Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Units being sold to such Subscriber hereunder. The execution, delivery and performance of this Agreement by such Subscriber, and the consummation by such Subscriber of the transactions contemplated hereby, have been duly authorized by all necessary action, and no further consent or authorization of Subscriber or its board of directors, manager(s), trustee, stockholders, partners, members or beneficiaries, as applicable, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of such Subscriber, enforceable against Subscriber in accordance with the terms thereof.

(c)       No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents, bylaws or other organizational documents, if applicable; (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Subscriber is a party; or (iii) result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for such Subscriber to execute, deliver or perform any of such Subscriber’s obligations under this Agreement, nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)       Receipt of Information. Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to invest the Securities and to accept the Securities. Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

(e)       Information on Subscriber. Subscriber is, and will be at the time of the conversion of the Convertible Notes and exercise of the Warrants, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which such Subscriber hereby agrees represents a speculative investment. Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding such Subscriber is accurate.

(f)       Purchase of Convertible Notes and Warrants. On the Closing Date, Subscriber will purchase the Convertible Notes and Warrants, as principal for its own account, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g)       Compliance with Securities Act. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(h)       Conversion Shares and Warrant Shares Legend. The Conversion Shares and Warrant Shares shall bear the following or substantially similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(i)       Convertible Notes and Warrants Legend. The Convertible Notes and Warrants shall bear the following or substantially similar legend:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(j)       Communication of Offer. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)        Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber shall not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel as permitted under applicable law) the Securities: (i) to such Subscriber’s Affiliates (as defined below), provided that each such Affiliate is an “accredited investor,” as such term is defined under Regulation D, and such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement; (ii) to such Subscriber’s Immediate Family (as defined below), provided the Immediate Family member agrees in writing to be bound by the terms and conditions of this Agreement; (iii) to an inter vivos or testamentary trust (or other entity) in which the Securities are to be passed to Subscriber’s designated beneficiaries; or (iv) by will or by the laws of descent or distribution. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Without limiting the foregoing, each Subsidiary (as defined herein) is an Affiliate of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Agreement, “Immediate Family” means any child, stepchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.

(l)        No Governmental Review. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)      Independent Decision. The decision of Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other Person) relating to or arising from any such information, materials, statements or opinions.

(n)       Financial Statements or Representations. Subscriber confirms its understanding that it has had the opportunity to review the Company's financial reports and disclosures filed with the SEC, including all applicable risk factors prior to subscribing. The Subscriber further confirms its understanding that those risk factors include the potential loss of its entire investment.

(o)       Correctness of Representations. Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company in writing prior to the Closing Date, shall be true and correct as of the Closing Date.

(p)       Survival. The foregoing representations and warranties shall survive the Closing Date.

5.     Company Representations and Warranties. Except as set forth in the Schedules hereto, the Company represents and warrants to and agrees with each Subscriber that:

(a)       Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect (as defined herein). For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company. As of the Closing Date, all of the Company’s Subsidiaries and the Company’s ownership interests therein are described in the Company's filings with the SEC (the “SEC Documents”). The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries free and clear of all liens, encumbrances and claims, except as set forth in the SEC Documents. No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries.

(b)       Outstanding Stock; Capitalization. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable. The Capitalization of the Company is accurately set forth in the SEC Documents. Except as set forth in the SEC Documents, there are no options, warrants or rights to subscribe to securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock or equity.

(c)       Authority; Enforceability. This Agreement, the Convertible Notes, Warrants, the Escrow Agreement, and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and/or the Subsidiaries, as the case may be, and are valid and binding agreements of the Company and/or the Subsidiaries, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company and/or the Subsidiaries, as the case may be, have full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform their obligations thereunder.

(d)       Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, the Subsidiaries or any of their Affiliates, or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company and the Subsidiaries of their respective obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than a Form D to be filed with the SEC and compliance with applicable state securities laws. The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s board of directors in accordance with the Company’s Certificate of Incorporation and applicable law. Any such qualifications and filings will, in the case of qualifications, be effective upon Closing, and will, in the case of filings, be made within the time prescribed by law.

(e)       No Violation or Conflict. Conditioned upon the representations and warranties of Subscriber in Section 4 hereof being materially true and correct, neither the issuance nor the sale of the Securities nor the performance of the Company’s obligations under this Agreement and the other Transaction Documents by the Company, will:

(i)       violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party, except the violation, conflict, breach or default of which would not have a Material Adverse Effect; or

(ii)       result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates.

(f)       The Securities. The Securities upon issuance:

(i)       are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)      have been, or will be, duly and validly authorized and on the dates of issuance of the Convertible Notes and Warrants, the Conversion Shares upon conversion of the Convertible Notes, and the Warrant Shares upon exercise of the Warrants, such Convertible Notes, Warrants, Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable;

(iii)     will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities or debt of the Company;

(iv)     will not subject the holders thereof to personal liability by reason of being such holders; and

(v)      conditioned upon the representations and warranties of the Subscribers as set forth in Section 4 hereof being materially true and correct, will not result in a violation of Section 5 under the 1933 Act.

(g)       Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as otherwise disclosed in the SEC Documents, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(h)       No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(i)       Defaults. The Company is not in violation of its certificate of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(j)       No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities or that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(k)       No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(l)       Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Convertible Notes and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

(m)       No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers previously and presently employed by the Company, including, but not limited to, disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(n)       Investment Company. Neither the Company, nor to the knowledge of the Company, any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o)       Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(p)       Company Predecessor and Subsidiaries. The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h), (j), (k), (l), (n), (o), and (p) of this Agreement, as same relate or could be applicable to each Subsidiary. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Section 8 shall relate, apply and refer to the Company and the Subsidiaries and their predecessors and successors.

(q)       Exchange Act Registration and Reports Filed Thereunder. The Company’s Common Stock is registered under Section 12(g) of the Exchange Act and the Company has filed all reports required to be filed by it thereunder. The SEC Documents are true, complete and accurate and do not misrepresent a material fact, do not omit to state a material fact and do not omit any fact necessary to make any statement made therein not misleading under the circumstances under which they are made.

(r)       Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided that if such representation or warranty is made as of a different date, such representation or warranty shall be true as of such date.

(s)       Survival. The foregoing representations and warranties shall survive the Closing Date.

5.     Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to an exemption from the registration provisions of the 1933 Act afforded by Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

6.     Broker’s Commission/Finder’s Fee. The Company on the one hand, and each Subscriber, for itself and not on behalf of any other Subscriber, on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any Persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. Except for Network 1 Financial Securities, Inc., the Company represents that to the best of its knowledge there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the Offering.

7.     Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a)        Registration Rights. Purchasers of Convertible Notes and Warrants in the Offering shall be entitled to the registration rights described on Annex A to this Agreement, which is incorporated herein in its entirety by reference.

(b)       Stop Orders. Subject to the prior notice requirement described in Section 8(g) hereof, the Company will advise the Subscribers, within twenty-four (24) hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws, provided at least five (5) business days prior notice of such instruction is given to the Subscribers.

(c)       Books and Records. The Company will keep true records and books of account in which full, true and correct entries in all material respects will be made of all dealings or transactions in relation to its business and affairs in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis.

(d)       Governmental Authorities. The Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(e)       Intellectual Property. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(f)       Properties. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto as the Company shall reasonably determine; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect. The Company will not abandon any of its assets, except for those assets which have negligible or marginal value , are obsolete or for which it is prudent to do so under the circumstances as reasonably determined by the Company.

(g)       Notices. For so long as the Subscribers hold any Convertible Notes or Warrants, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

(h)       Notice of Event of Default. The Company agrees to notify Subscriber of the occurrence of an Event of Default (as defined and employed in the Transaction Documents) not later than ten (10) days after any of the Company’s officers or directors becomes aware of such Event of Default.

8.     Covenants of the Company Regarding Indemnification.

(a)       The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, counsel, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Document, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

(b)       In no event shall the liability of the Subscribers or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Registrable Securities (as defined herein).

10.    Miscellaneous.

(a)       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile addressed as set forth below or to such other address as such party shall have specified most recently by written notice in accordance with this Section 10(a). Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile with accurate confirmation generated by the transmitting facsimile machine at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Jerrick Media Holdings, Inc., 202 S Dean Street, Englewood New Jersey, 07631, Attn: Jeremy Frommer, facsimile: (201) 608-7536, with a copy by fax only to (which shall not constitute notice): Lucosky Brookman LLP, 101 Wood Avenue South, 5th Floor, Iselin, NJ 08830, Attn: Joseph M. Lucosky, Esq., facsimile: (732) 395-4400, and (ii) if to a Subscriber, to: the addresses and fax numbers indicated on the signature page hereto.

(b)        Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement or the other Transaction Documents. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c)       Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)       Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of laws thereof or any other State. Any action brought by any party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New Jersey or in the federal courts located in the state of New Jersey. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)       Specific Enforcement, Consent to Jurisdiction. The Company and each Subscriber hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New Jersey of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law. Subject to Section 10(d) hereof, the Company and the Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(f)       Damages. In the event the Subscriber is entitled to receive any liquidated or other damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages. In the event the Subscriber is granted rights under different sections of the Transaction Documents relating to the same subject matter or which may be exercised contemporaneously, or pursuant to which damages or remedies are different, Subscriber is granted the right in Subscriber’s absolute discretion to proceed under such section as Subscriber elects.

(g)       Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscribers and thus refunded to the Company. The Company agrees that it may not, and actually waives any right to, challenge the effectiveness or applicability of this Section 10(g).

(h)       Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(i)       Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)       Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(k)       Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

(l)       Maximum Liability. In no event shall the liability of the Subscribers or permitted assign hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Conversion Shares.

(m)     Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(n)       Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all the Subscribers and their permitted successors and assigns.

[-SIGNATURE PAGES FOLLOW-]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

JERRICK MEDIA HOLDINGS, INC.
a Nevada corporation

By:
Name:	Jeremy Frommer
Title:	Chief Executive Officer

Dated:	___________ ___, 2016

	PURCHASE	CONVERTIBLE
SUBSCRIBER	PRICE	NOTES	WARRANTS

Name of Subscriber:

Address:

Fax No.:

Taxpayer ID# (if applicable):

or Social Security #

(Signature)

By:

ANNEX A – REGISTRATION RIGHTS

1.        Piggyback Registration. Each purchaser of Convertible Notes and Warrants in the Offering (the “Holder”) shall be entitled to the following “piggy-back” registration rights covering the Registrable Securities only during such period(s) as there is no effective Resale Registration Statement covering resale of the Holder’s Registrable Securities:

(a)       Grant of Right. The Holder shall have the right, for a period of five (5) years after the final Closing Date of the Offering, to include the Registrable Securities as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145 promulgated under the Act or pursuant to Form S-8 or any equivalent form) provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of shares of Common Stock which may be included in a registration statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. The Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities.

(b)       Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to this Section 2 hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty (30) days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice, within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement. Except as otherwise provided in this Warrant, there shall be no limit on the number of times the Holder may request registration under this Section 2; provided, however, that such registration rights shall terminate on the sixth anniversary of the final Closing of the Offering.

(c)       Upon the proper and lawful transfer of any of the Registrable Securities by any Holder thereof prior to such time as the Registrable Securities have been resold pursuant to a registration statement contemplated by this Section 2, the registration rights attendant to such Registrable Securities shall be transferable hereunder if:

(i)       such Holder gives prior written notice to the Company;

(ii)      such transfer is otherwise in compliance with this Subscription Agreement; and

(iii)     such transfer is otherwise effected in accordance with applicable securities laws.

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